AMENDMENT NO. 6 AND WAIVER TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                                    Dated as of February 5, 2001

                  AMENDMENT NO. 6 AND WAIVER (this "Amendment and Waiver") to the Credit Agreement (as defined herein) among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), certain of the banks, financial institutions and other institutional lenders listed on the signature pages hereof the "Lenders"), and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement).


                             PRELIMINARY STATEMENTS

         (1) The Borrower, Holding, the Initial Lenders, the Initial Issuing Bank, the Swing Line Bank and the Agent have entered into a Second Amended and Restated Credit Agreement dated as of May 7, 1999, as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 and Waiver dated as of September 22, 2000, Amendment No. 3 dated as of September 27, 2000, Amendment No. 4 dated as of December 4, 2000 and Amendment No. 5 dated as of January 16, 2001 (as so amended, the "Credit Agreement"). Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment and Waiver are used herein as therein defined.

         (2) The Borrower will be unable to comply with certain covenants contained in Section 5.04 of the Credit Agreement and has requested that the Required Lenders amend such covenants and waive any Defaults or Events of Default as a result of the breach of such covenants on January 31, 2001.

         (3) The Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.



                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of the Credit Agreement. The Credit Agreement is, upon the Effective Date (as hereinafter defined), hereby amended as follows:

                  (a) Section 1.01 is hereby amended as follows:

                           (i) The  definition  of "Debt  to  EBITDA  Ratio"  is
                  amended by inserting the following proviso at the end thereof:

                  "; provided, however, that for the fiscal quarters ending on or about July 31, 2001 and October 31, 2001, Consolidated EBITDA shall be the actual Consolidated

                  EBITDA for such number of complete fiscal quarters that have elapsed in the Fiscal Year ending in 2002 multiplied by a fraction the numerator of which is four and the denominator of which is such number of complete fiscal quarters that have elapsed in the Fiscal Year ending in 2002."

                           (ii) The definition of "Fixed Charge  Coverage Ratio"
                  is amended in full to read as follows:

                                    " `Fixed Charge  Coverage  Ratio' means,  at
                           any date of determination, the ratio of (a) (i) Consolidated EBITDA of Holding and its Subsidiaries less (ii) the amount of cash Capital Expenditures made by Holding and its Subsidiaries less (iii) the amount of cash income taxes paid by Holding and its Subsidiaries to (b) the sum of (i) cash interest payable on all Debt for Borrowed Money plus (ii) scheduled principal amounts of all Debt for Borrowed Money required to be repaid by Holding and its Subsidiaries (in the case of Advances other than Advances under the Term Facilities, only to the extent accompanied by a permanent reduction in the related Commitments), in each case for the most recently completed four fiscal quarters of Holding or its Subsidiaries; provided, however, that for the fiscal quarters ending on or about July 31, 2001 and October 31, 2001, the amounts described in clauses
                           (a)(i), (a)(ii),  (a)(iii),  (b)(i) and (b)(ii) above
                           shall be the actual amounts for such number of complete fiscal quarters that have elapsed in the Fiscal Year ending in 2002."


                           (iii) The  definition  of "Senior Debt" is amended by
                  inserting after the words "Letter of Credit" the words "issued and".

                           (iv)  The   definition  of  "Net  Cash  Proceeds"  is
                  amended:

                           (A) by deleting the parenthetical after the word "interest" where first occurring and substituting for such parenthetical the parenthetical "(except the sale for cash of capital stock of Holding to some or all of the Equity Investors and other persons for $15,000,000 in accordance with Section 4(d) of the Amendment No. 2 and Waiver to the Second Amended and Restated Credit Agreement ("Amendment No. 2"), the additional sale for cash of capital stock of Holding to some or all of the Equity Investors and other persons for $2,500,000 in accordance with
                                    Section  6.01(q)  hereof and a further  sale
                                    for cash of capital stock of Holding to some
                                    or all of the  Equity  Investors  and  other
                                    persons for  $15,000,000 in accordance  with
                                    Section  6.01(r)  hereof and Section 3(g) of
                                    Amendment  No. 6 and  Waiver  to the  Second
                                    Amended  and   Restated   Credit   Agreement
                                    ("Amendment No. 6"))",

                           (B) by inserting after the expression "Section 5.02(e)(viii)" the words "and from the sale of any equipment or inventory located at such distribution center in connection therewith";

                           (C) by inserting in clause (B) of the proviso after the expression "Section 5.02(e)(ix)" the words "and, for the period commencing on the Effective Date of Amendment No. 6 until January 31, 2003, the Net Cash Proceeds from the sale of inventory resulting from store closures, inventory liquidations or going out of business sales pursuant to Section 5.02(e)(i)(C)"; and

                           (D) by inserting at the end of the proviso a new clause (D) as follows:

                                    "and (D)  through the period  commencing  on
                                    the Effective  Date of Amendment No. 6 until
                                    January   31,   2002,   there  shall  be  no
                                    deduction  from cash  received in connection
                                    with  a  transaction   described  above  for
                                    income taxes as specified in clause (c) above."

                  (b) Section 2.06(b)(ii) is hereby amended by:

                           (A)      inserting  after  the  word   "Subsidiaries"
                                    where  it  first  occurs  the  parenthetical
                                    "(except  the  first  $291,000  of Net  Cash
                                    Proceeds  received  following  the Effective
                                    Date of Amendment No. 6)"; and

                           (B) deleting the phrase "pursuant to clause (i) of Section 5.02(e) except the sale, lease, transfer or other disposition of assets following the closure of a store which is not a Permitted Closed Store" and substituting for such phrase the phrase "pursuant to clauses (i)(A), (i)(B),
                                    (i)(C)(but only for dispositions occurring after January 31, 2003 resulting from the closure of a store which is a Permitted Closed Store), (i)(D) and (i)(E) of Section 5.02(e)".

                  (c) Section 5.01(m) is hereby amended in full to read as follows:

                  "(m) Deposit Accounts. In the case of the Borrower and its Subsidiaries, (i) use their reasonable best efforts to deliver letter agreements in a form reasonably satisfactory to the Administrative Agent (A) on or before May 15, 2001, from the banks at which 50% of the deposit accounts are maintained, (B) on or before June 30, 2001, from the banks at which 90% of the deposit accounts are maintained and (C) as soon as available thereafter, from the banks at which the remaining deposit accounts are maintained and (ii) cause to have transferred from each bank at which a deposit account is maintained to a main cash concentration account, an amount, in ACH funds, equal to the collected balance (less a reserve for returned items and service charges) of such deposit account at the end of each Business Day."

                  (d) Section 5.02(e)(i) is hereby amended by (A) deleting the words "including sales of inventory resulting from store closures" and substituting for such words the words "other than sales of inventory resulting from store closures, (C) inventory liquidations, going out of business sales and other inventory sales associated with store closures", (B) by deleting the words "which is not a Permitted Closed Store" and (C) renumbering clauses "(C)" and "(D)" as clauses "(D)" and "(E)" respectively.

                  (e) Section 5.02(p) is hereby amended by (A) deleting the figure "$17,500,000" where it appears next to the words "Fiscal Year Ending in 2002" and substituting for such figure the figure "$5,000,000" and (B) deleting the expression "$20,000,000 plus Positive EBITDA" where it appears next to the words "Fiscal Year Ending in 2003" and substituting for such expression the figure "$5,000,000 plus 2/3 multiplied by Positive EBITDA".

                  (f) Section 5.02(q) is hereby amended by deleting the date "July 31, 2001" and substituting for such date the date "January 31, 2002".

                  (g) Section  5.02(r) is hereby  amended by deleting  the words
         "which has delivered a consent, in the form attached hereto as Exhibit K" and substituting for such words the words "which has delivered a letter agreement in a form reasonably satisfactory to the Administrative Agent".

                  (h) Section 5.02(s) is hereby amended in full to read as follows:

                           "(s) Equity and Management  Fees. For the Fiscal Year
                  ending in 2002, make, or permit any of its Subsidiaries to make, any cash payment of equity fees or management fees (other than reasonable out of pocket expenses) to the Equity Investors or other persons, and thereafter make, or permit any of its Subsidiaries to make, any cash payment of equity fees or management fees (other than reasonable out of pocket expenses) to the Equity Investors or other persons while ever there shall exist a Default or an Event of Default.".

                  (i)  Section  5.03  is  hereby   amended  by   inserting   new
         subsections (s) and (t) as follows:

                           "(s) Asset  Dispositions.  As soon as practicable and
                  in any event at least 15 days prior to the closure of a store or the sale or disposal of inventory or equipment pursuant to
                  Section 5.02(e)(i)(B) or Section 5.02(e)(ii), notice of such prospective closure or sale and, as soon as available thereafter, a schedule setting forth the amount of any proceeds realized from such sale.

                           (t) Interest Payments.  As soon as practicable and in
                  any event at least 15 days prior to the payment of any interest in respect of the Permanent Debt, notice of such prospective payment together with a schedule setting forth the amount of any such payment."

                  (j) Section 5.04(a) is hereby amended by:

                           (A) inserting after the word "Holding" where first occurring the words "set forth below";

                           (B) deleting the words "for the most recently completed four fiscal quarters of Holding and its Subsidiaries",

                           (C) deleting from the heading of the table the words "Four Fiscal Quarters " and substituting for such words the words "Fiscal Quarter"; and

                           (D)      deleting the lines:

                    Fiscal Quarter                            Ratio
                    --------------                            -----
                    April 30, 2001                            0.87
                    July 31, 2001                             1.03
                    October 31, 2001                          1.05
                    January 31, 2002                          1.05

                           and replacing them with the following:

                    Fiscal Quarter                            Ratio
                    --------------                            -----
                    July 31, 2001                             1.00
                    October 31, 2001                          1.00
                    January 31, 2002                          1.00

                  (k) Section 5.04(b) is hereby amended by:

                           (A) inserting after the word "Holding" where first occurring the words "set forth below";

                           (B)      inserting   after  the  words  "such  fiscal
                                    quarter" the following proviso:

                                    ";  provided,  however,  that for the fiscal
                                    quarters  ending on or about  July 31,  2001
                                    and October 31, 2001, Consolidated EBITDA and cash interest payable on all Debt shall be the actual Consolidated EBITDA and the actual cash interest payable on all Debt, as the case may be, for such number of complete fiscal quarters that have elapsed in the Fiscal Year ending in 2002."; and

                           (C)      deleting the lines:

                    Fiscal Quarter                           Ratio
                    --------------                           -----
                    April 30, 2001                           1.85
                    July 31, 2001                            1.85
                    October 31, 2001                         1.95
                    January 31, 2002                         2.05
                    April 30, 2002                           2.10
                    July 31, 2002                            2.15

                           and replacing them with the following:

                    Fiscal Quarter                           Ratio
                    --------------                           -----
                    July 31, 2001                            1.65
                    October 31, 2001                         1.65
                    January 31, 2002                         1.70
                    April 30, 2002                           1.85
                    July 31, 2002                            2.05


                  (l) Section 5.04(c) is hereby amended by (A) deleting the words "quarter of Holding" and substituting for such words the words "period of Holding set forth below" and (B) deleting the lines:

Four Fiscal Quarters Ending Closest To                        Ratio
--------------------------------------                        -----
April 30, 2001                                                5.15
July 31, 2001                                                 5.00
October 31, 2001                                              4.60
January 31, 2002                                              4.20
April 30, 2002                                                4.20
July 31, 2002                                                 4.10
October 31, 2002                                              4.00

                           and replacing them with the following:

Period                                                        Ratio
------                                                        -----
Two fiscal quarters ending July 31, 2001                      5.85
Three fiscal quarters ending October 31, 2001                 5.90
Four fiscal quarters ending closest to:
January 31, 2002                                              5.70
April 30, 2002                                                5.15
July 31, 2002                                                 4.60
October 31, 2002                                              4.30

                  (m) Section 5.04(d) is hereby amended by deleting the lines:

                           Period                                                  Amount

                           January 12, 2001 - February 16, 2001                 $121,200,000
                           February 17, 2001 - February 28, 2001                $93,500,000
                           June 15, 2001 - August 15, 2001                      $115,000,000
                           December 15, 2001 - February 15, 2002                $95,000,000
                           June 15, 2002 - August 15, 2002                      $105,000,000
                           December 15, 2002 - February 15, 2003                $85,000,000
                           June 15, 2003 - August 15, 2003                      $100,000,000
                           December 15, 2003 - February 15, 2004                $80,000,000
                           June 15, 2004 - August 15, 2004                      $100,000,000

                           and replacing them with the following:

                           Period                                                  Amount

                           February 5, 2001 - The date of the February 2001 Equity Contribution (as
                           defined below)                                       $126,600,000
                           The date of the February 2001 Equity Contribution (as defined below) -
                           March 31, 2001                                       $150,000,000
                           April 1, 2001 - April 30, 2001                       $150,000,000
                           May 1, 2001 - May 31, 2001                           $150,000,000
                           June 1, 2001 - June 30, 2001                         $150,000,000
                           July 1, 2001 - September 30, 2001                    $130,000,000


                  (n) Section 5.04(e) is hereby amended by:

                           (A) deleting the words "on the dates or period set forth below" and substituting for such words the words "at the end of each fiscal month or fiscal quarter of Holding ending on or about the date set forth below"; and

                           (B) deleting the lines:

                          Date                                                          Ratio
                          ----                                                          -----
                          January 15, 2001 - February 16, 2001                           0.90
                          February 28, 2001                                              0.90
                          March 31, 2001                                                 0.87
                          April 30, 2001                                                 0.86
                          May 31, 2001                                                   0.85
                          June 30, 2001                                                  0.83
                          July 31, 2001                                                  0.82
                          August 31, 2001                                                0.84

                                       8


                          September 30, 2001                                             0.82
                          October 31, 2001                                               0.82
                          November 30, 2001                                              0.82
                          December 31, 2001                                              0.80
                          January 31, 2002                                               0.82
                          April 30, 2002                                                 0.79
                          July 31, 2002                                                  0.75
                          October 31, 2002                                               0.74
                          January 31, 2003 and thereafter                                0.70

                           and replacing them with the following:

                          Date                                                          Ratio
                          ----                                                          -----
                          February 28, 2001                                              0.98
                          March 31, 2001                                                 0.92
                          April 30, 2001                                                 0.90
                          May 31, 2001                                                   0.91
                          June 30, 2001                                                  0.96
                          July 31, 2001                                                  0.96
                          August 31, 2001                                                0.93
                          September 30, 2001                                             0.90
                          October 31, 2001                                               0.89
                          November 30, 2001                                              0.83
                          December 31, 2001                                              0.89
                          January 31, 2002                                               0.95
                          February 28, 2002                                              0.95
                          March 31, 2002                                                 0.83
                          April 30, 2002                                                 0.80
                          May 31, 2002                                                   0.74
                          June 30, 2002                                                  0.83
                          July 31, 2002                                                  0.88
                          October 31, 2002                                               0.75
                          January 31, 2003                                               0.84
                          Quarterly thereafter                                           0.70

                  (o) Section 5.04(f) is hereby amended by deleting the lines:

                  Period                                        Amount
                  ------                                        ------
                  Fiscal Year Ending 2002                     $97,000,000
                  Fiscal Year Ending 2003                     $100,000,000
                  Fiscal Year Ending 2004                     $104,000,000

                           and replacing them with the following:

                  Period                                        Amount
                  ------                                        ------
                  Fiscal Year Ending 2002                     $71,000,000
                  Fiscal Year Ending 2003                     $85,000,000
                  Fiscal Year Ending 2004                     $101,000,000

                  (p) Section 6.01(r) is hereby amended in full to read as follows:

                  "(r) Holding shall have failed to receive (after the Effective Date of Amendment No. 6) cash proceeds of at least $12,500,000 (not including the $2,500,000 contributed pursuant to Section 3(g) of Amendment No. 6) from the sale of common stock or convertible preferred stock (not subject to mandatory redemption) of Holding (the "February 2001 Equity Contribution") on or before February 14, 2001."

                  (q) Schedule I to the Credit Agreement is amended by deleting the figure "$20,000,000" representing the aggregate Letter of Credit Commitments and substituting for such figure the expression "$15,000,000 until January 31, 2003 and $20,000,000 thereafter".

                  SECTION 2. Waiver. Subject to the occurrence of the Effective Date the Required Lenders hereby agree to waive the requirements of Section 5.04(a) through (f) for the period of four fiscal quarters ending closest to January 31, 2001.

                  SECTION 3. Conditions of Effectiveness of this Amendment and Waiver. This Amendment and Waiver shall become effective as of the date first above written on the Business Day when, and only when, the following conditions shall have been satisfied (such date being, for purposes hereof, the "Effective Date"):

                  (a) The Administrative Agent shall have received counterparts of (i) this Amendment and Waiver executed by the Borrower, Holding and the Required Lenders or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment and Waiver and (ii) the consent dated as of the date hereof (a copy of which is attached hereto) (the "Consent", together with this Amendment and Waiver, the "Amendment Documents"), executed by each of the Loan Parties.

                  (b) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower approving this Amendment and Waiver and the matters contemplated hereby and thereby and (B) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

                  (c) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the

         Borrower and such other Loan Party authorized to sign this Amendment, the Consent and the other documents to be delivered hereunder and thereunder.

                  (d) The Administrative Agent shall have received a favorable opinion of Sullivan & Worcester, counsel for the Borrower and Holding, in form and substance satisfactory to the Administrative Agent.

                  (e) On the Effective Date (and giving effect thereto), (i) the representations and warranties contained in each of the Loan Documents (including, without limitation, in Section 4 of this Amendment and Waiver) shall be correct in all material respects as though made on and as of the Effective Date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Effective Date, in which case as of such specific date) and (ii) no event shall have occurred and be continuing that would constitute a Default.

                  (f) The Administrative Agent shall have received a certificate of the Chief Financial Officer of the Borrower confirming satisfaction of the conditions specified in paragraph (e) above and paragraph (g) below.

                  (g) The Administrative Agent shall have received written evidence that some or all of the Equity Investors along with other persons, have invested in Holding after February 1, 2001 not less than $2,500,000 through the purchase for cash of common stock or convertible preferred stock (not subject to mandatory redemption) of Holding to be used for the operation of the business of the Loan Parties.

                  (h) The Administrative Agent shall have received from the Borrower, on or before the Effective Date, an amendment fee equal to $400,000 payable to those Lenders which have signed this Amendment and Waiver by the later of (i) 5:00 pm on February 5, 2001 and (ii) the date on which the Required Lenders have signed this Amendment and Waiver according to the pro rata share of the Commitments of each such Lender, provided, that the Administrative Agent may, in the exercise of its discretion, pay to any Lender who signs this Amendment and Waiver after 5:00 pm on February 5, 2001 its pro rata share of the amendment fee.

                  (i) All of the reasonable accrued and unpaid fees and expenses of counsel and accountants for the Administrative Agent shall have been paid in full, including, without limitation, the fees and expenses of FTI/Policano & Manzo, L.L.C. and Shearman & Sterling, provided that following the payment of such fees and expenses the balance of the retainer held by Shearman & Sterling for application against future fees and expenses shall be $75,000 and the balance of the retainer held by FTI/Policano & Manzo, L.L.C. for application against future fees and expenses shall be $50,000.

                  (j) The Borrower shall have paid in full all of the reasonable accrued and unpaid fees and expenses of Great American Group, or such other appraisal firm hired by the Administrative Agent, with respect to the appraisal of real property conducted by them.

         The effectiveness of this Amendment and Waiver is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment and Waiver is further subject to the provisions of Section 9.01 of the Credit Agreement.

                  SECTION 4. Representations and Warranties. Each of Holding and the Borrower hereby represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of any of the Amendment Documents and Loan Documents to which it is a party, as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Loan Party's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture (including without limitation the Indenture), mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties other than as specified in the Credit Agreement, or (iv) except for Liens created under the Collateral Documents, as amended hereby, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. No Loan Party or any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Loan Parties in connection with the execution and delivery, or performance by any Loan Party of any of its obligations under, any Amendment Document to which it is a party.

                  (c) Each Amendment Document has been duly executed and delivered by each Loan Party party thereto, and is the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                  (d) No Loan Party has an  existing  claim  against  any Lender
         Party arising out of, relating to or in connection with the Loan Documents.

                  (e) No Loan Party is in breach of, or in default under, the 10 5/8 % Senior Notes due 2007 issued by the Borrower, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, where the consequence of such default is to confer rights upon any person against the Borrower or any of its Subsidiaries which, if exercised, can be reasonably expected to have a Material Adverse Effect.

                  SECTION 5. Waiver and Release. The Borrower and Holding hereby waive and agree not to assert any claims or causes of action against the Administrative Agent, the Syndication Agent, the Documentation Agent, any Lender Party or any of their Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, whether known or unknown, matured or contingent, including, without limitation, for special, indirect, consequential or punitive damages, in each case to the extent arising on or before the date hereof, out of or otherwise relating to, or in connection with, the Amendment Documents, the Facilities, the actual or proposed use of the proceeds of the Advances or the Letters of Credit, the Loan Documents or any of the transactions entered into in connection therewith.

                  SECTION 6. Reference to and Effect on the Loan Documents.

                  (a) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and otherwise modified hereby.

                  (b) The Credit Agreement, the Notes and each of the other Loan Documents, except to the extent of the amendments and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under and in respect of the Loan Documents, as amended and otherwise modified by this Amendment and Waiver.

                  (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 7. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel and financial advisors for the Administrative Agent) in connection with the preparation, execution, delivery, administration, syndication, modification and amendment of this Amendment and Waiver and the other documents, instruments and agreements to be delivered hereunder, all in accordance with the terms of Section 9.04 of the

Credit Agreement. The Borrower also agrees to pay, upon demand, all costs and expenses of the Administrative Agent and the reasonable out-of-pocket expenses incurred by any Lender appointed to a steering committee by the Administrative Agent, in connection with inventory appraisals, field examinations and related examinations of the inventory, equipment, real property and leases and any meetings of the steering committee or with the management of any of the Loan Parties.

                  SECTION 8. Execution in Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

                  SECTION 9. Governing Law. This Amendment and Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 10. Waiver of Jury Trial. Each of the Borrower, the Subsidiary Guarantors, the Administrative Agent and the Lender Parties irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment and Waiver or the actions of the Administrative Agent or any Lender Party in the negotiation, administration, performance or enforcement thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                    QUALITY STORES, INC. (FORMERLY KNOWN
                                    AS CENTRAL TRACTOR FARM & COUNTRY, INC.)



                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                and Chief Financial Officer


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)



                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                and Chief Financial Officer


                                    FLEET NATIONAL BANK,
                                     as Administrative Agent and Lender



                                    By: /s/
                                         Title: Vice President

                                    LENDERS

                                    BANK OF AMERICA, N.A.


                                    By: /s/
                                         Title: Principal


                                    STEIN ROE & FARNHAM CLO I LTD.,
                                    By: Stein Roe & Farnham Incorporated
                                         as Portfolio Manager


                                    By: /s/ James R. Fellows
                                         Title: Sr. Vice President & Portfolio
                                                Manager


                                    FIRST UNION NATIONAL BANK


                                    By: /s/ Helen F. Wessling
                                         Title: Senior Vice President / Director


                                    U.S. BANK NATIONAL ASSOCIATION


                                    By: /s/ Daniel J. Falstad
                                         Title: Vice President


                                    THE HUNTINGTON NATIONAL BANK


                                    By: /s/
                                         Title: Senior Vice President


                                    HELLER FINANCIAL, INCORPORATED


                                    By: /s/
                                         Title: Assistant Vice President

                                    HARRIS TRUST AND SAVINGS BANK


                                    By: /s/
                                         Title: Vice President


                                    COMERICA BANK


                                    By: /s/
                                         Title: Vice President



                                    KEY CORPORATE CAPITAL


                                    By: /s/
                                         Title: Vice President


                                    BHF (USA) CAPITAL CORPORATION


                                    By: /s/ Christopher J. Ruzzi
                                         Title: Vice President


                                    By: /s/ Nina Zhou
                                         Title: Associate


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By: /s/
                                         Title: Vice President

                                    FIRSTAR BANK, NATIONAL ASSOCIATION


                                    By: /s/
                                         Title: Vice President


                                    NATIONAL CITY BANK


                                    By: /s/ Wilmer J. Jacobs
                                         Title: Vice President


                                    THE FUJI BANK, LIMITED


                                    By: /s/ James Fayen
                                         Title: Senior Vice President & Senior
                                                Team Leader


                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee for GENERAL MOTORS EMPLOYEES
                                    GLOBAL GROUP PENSION TRUST


                                    By:  ______________________________________
                                           Title:


                                    STATE STREET BANK AND TRUST COMPANY,
                                    as Trustee for GENERAL MOTORS WELFARE
                                    BENEFITS TRUST


                                    By:  ______________________________________
                                           Title:

                                    SEQUILS PILGRIM - I LTD.
                                    By: Pilgrim Investments, Inc., as its
                                    Investment Manager


                                    By: /s/ Charles E. LeMieux, CFA
                                         Title: Vice President


                                    PERSEUS CDO I, LIMITED
                                    By: Massachusetts Mutual Life Insurance
                                        Company as its Collateral Manager


                                    By: /s/ Steven J. Katz
                                         Title: Second Vice President and
                                                Associate General Counsel


                                    STEIN ROE FLOATING RATE LIMITED LIABILITY
                                    COMPANY


                                    By: /s/ James R. Fellows
                                         Title: Senior Vice President
                                                Stein Roe & Farnham
                                                Incorporated, as Advisor to the
                                                Stein Roe Floating Rate Limited
                                                Liability Company


                                    SAAR HOLDINGS CDO LIMITED
                                    By: Massachusetts Mutual Life Insurance
                                        Company as its Collateral Manager


                                    By: /s/ Steven J. Katz
                                         Title: Second Vice President and
                                                Associate General Counsel


                                    KZH CYPRESSTREE - 1 LLC


                                    By: /s/ Susan Lee
                                         Title: Authorized Agent

                                    ML CBO IV (CAYMAN) LTD.
                                    By: Highland Capital Management, L.P.
                                           as Collateral Manager


                                    By: /s/
                                         Title: Executive Vice President
                                                Highland Capital Management L.P.


                                    BALANCED HIGH YIELD FUND II, LTD.
                                    By: BHF (USA) Capital Corporation, as its
                                    attorney-in-fact


                                    By: /s/ Christopher J. Ruzzi
                                         Title: Vice President

                                    By: /s/ Nina Zhou
                                         Title: Associate


                                    CYPRESSTREE INSTITUTIONAL FUND, LLC
                                    By: CypressTree Investment Management
                                    Company, as Portfolio Manager


                                    By:  ______________________________________
                                           Title:


                                    NORTH AMERICAN SENIOR FLOATING RATE FUND
                                    By: CypressTree Investment Management
                                    Company, as Portfolio Manager


                                    By:  ______________________________________
                                           Title:

                                    SANKATY HIGH YIELD PARTNERS II, L.P.


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager


                                    Sankaty Advisors, Inc. as Collateral Manager for BRANT POINT CBO 1999-1, LTD., as Term Lender


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager
                                    Sankaty Advisors, Inc. as Collateral Manager
                                    for BRANT POINT II CBO 2000-1, LTD., as Term
                                    Lender


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager


                                    Sankaty Advisors, Inc. as Collateral Manager for GREAT POINT CLO 1999-1 LTD., as Term Lender


                                    By: /s/ Diane J. Exeter
                                         Title: Executive Vice President
                                                Portfolio Manager

                                    MONUMENT CAPITAL LTD., as Assignee


                                    By: Alliance Capital Management L.P., as
                                    Investment Manager

                                    By: Alliance Capital Management Corporation,
                                    as General Partner


                                    By: /s/ Sverker M.M. Johannson
                                         Title: Vice President

                                    KZH WATERSIDE LLC


                                    By: /s/ Susan Lee
                                         Title: Authorized Agent


                                    ELC (CAYMAN) LTD. 1999-III


                                    By: /s/ E. A. Kratzman, III
                                         Title: Managing Director
                                                IDM

                                    ELC (CAYMAN) LTD. 2000-I


                                    By: /s/ E. A. Kratzman, III
                                         Title: Managing Director
                                                IDM



                                    PILGRIM CLO 1999-1 LTD.
                                    By: Pilgrim Investments, Inc., as its
                                    Investment Manager


                                    By: /s/ Charles E. LeMieux, CFA
                                         Title: Vice President



                                    GLENEAGLES TRADING LLC


                                    By: /s/ Ann E. Morris
                                         Title: Asst. Vice President


                                    BANKERS TRUST COMPANY
                                    as Trustee for EIF 2-Blue Square Funding


                                    By: /s/
                                         Title: Vice President

                                    FIFTH THIRD BANK


                                    By: /s/
                                         Title:

                                     CONSENT

                                                    Dated as of February 5, 2001

                  Reference is made to (a) Amendment No. 6 to the Second Amended and Restated Credit Agreement dated as of May 7, 1999 as amended by Amendment No. 1 dated as of March 31, 2000, Amendment No. 2 and Waiver dated as of September 22, 2000, Amendment No. 3 dated as of September 27, 2000, Amendment No. 4 dated as of December 4, 2000 and Amendment No. 5 dated as of January 16, 2001 (as so amended, the "Credit Agreement") among Quality Stores, Inc., a Delaware corporation (formerly known as "Central Tractor Farm & Country, Inc.") (the "Borrower"), QSI Holdings, Inc., a Delaware corporation (formerly known as "CT Holding, Inc.") ("Holding"), the banks, financial institutions and other institutional lenders listed on the signature pages thereof, and Fleet National Bank ("Fleet"), as administrative agent (the "Administrative Agent") for the Lender Parties (as defined in the Credit Agreement) and (b) the other Loan Documents referred to therein. Capitalized terms defined in the Credit Agreement and not otherwise defined in this Consent are used herein as therein defined.

                  Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under the Intellectual Property Security Agreement, (c) a Pledgor under the Pledge Agreement, and/or (d) a Subsidiary Guarantor under the Subsidiary Guaranty, as the case may be, hereby consents to the execution and delivery of the Amendment and Waiver and the performance of the Amendment and Waiver and agrees that:

                  (A) each of the Security Agreement, the Intellectual Property Security Agreement, the Pledge Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Effective Date, except that, on and after the Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment and Waiver; and

                  (B) as of the Effective Date, the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement to which it is a party and all of the Collateral of such Person described therein, and the Subsidiary Guaranty and the guaranty provided thereunder, do, and shall continue to, secure the payment of all of the Secured Obligations.

                  This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                  Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    QUALITY  STORES,  INC.  (FORMERLY  KNOWN
                                    AS CENTRAL TRACTOR FARM & COUNTRY, INC.)


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QSI HOLDINGS, INC. (FORMERLY KNOWN AS
                                    CT HOLDING, INC.)


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    COUNTRY GENERAL, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QUALITY FARM & FLEET, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QUALITY INVESTMENTS, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer


                                    QSI TRANSPORTATION, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer

                                    VISION TRANSPORTATION, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer



                                    QUALITY STORES SERVICES, INC.


                                    By: /s/ Thomas J. Reinebach
                                         Title: Senior Vice-President, Finance
                                                  and Chief Financial Officer